COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES AND GUARANTEES
COMMITMENTS, CONTINGENCIES AND GUARANTEES
Commitments
Operating leases
Future annual payments under the Company's operating leases for various premises, services and equipment, net of sublease receipts, are approximately as follows:

year ended December 31	Minimum Lease Payments	Amounts Recoverable under Subleases	Net Payments
(millions of Canadian $)

2017	129	5	124
2018	122	4	118
2019	106	2	104
2020	69	2	67
2021	69	1	68
2022 and thereafter	621	3	618
	1,116	17	1,099

The operating lease agreements for premises, services and equipment expire at various dates through 2052, with an option to renew certain lease agreements for periods of one year to 25 years. Net rental expense on operating leases in 2016 was $145 million (2015 – $131 million; 2014 – $114 million).
TCPL's commitments at December 31, 2016 include future payments related to our U.S. Northeast power business. At the close of the sale of Ravenswood, TCPL's commitments are expected to decrease by $54 million in 2017 and 2018, $35 million in 2019 and $106 million in 2022 and beyond.
TCPL and its affiliates have long-term natural gas transportation and natural gas purchase arrangements as well as other purchase obligations, all of which are transacted at market prices and in the normal course of business.
Other commitments
Capital expenditure commitments include obligations related to the construction of growth projects and are based on the projects proceeding as planned. Changes to these projects, including cancellation, would reduce or possibly eliminate these commitments as a result of cost mitigation efforts.
At December 31, 2016, TCPL was committed to Canadian Natural Gas Pipelines capital expenditures totaling approximately $0.8 billion (2015 – $0.5 billion), primarily related to construction costs associated with the NGTL System natural gas pipeline projects.
At December 31, 2016, TCPL was committed to U.S. Natural Gas Pipelines capital expenditures totaling approximately
$0.1 billion (2015 – $0.2 billion), primarily related to construction costs associated with the ANR natural gas pipeline projects.
At December 31, 2016, TCPL was committed to Mexico Natural Gas Pipelines capital expenditures totaling approximately $2.1 billion (2015 – $0.2 billion), primarily related to construction on the Sur de Texas, Tula and Villa de Reyes Mexico gas pipeline projects.
At December 31, 2016, the Company was committed to Liquids Pipelines capital expenditures totaling approximately $0.2 billion (2015 – $0.8 billion), primarily related to construction costs of Northern Courier.
At December 31, 2016, the Company was committed to Energy capital expenditures totaling approximately $0.5 billion
(2015 – $0.6 billion), primarily related to construction costs of the Napanee Generating Station.
At December 31, 2016, the Company was committed to Corporate expenditures totaling approximately $0.2 billion
(2015 – $0.1 billion), primarily related to an information technology services agreement.
Contingencies
TCPL is subject to laws and regulations governing environmental quality and pollution control. As at December 31, 2016, the Company had accrued approximately $39 million (2015 – $32 million; 2014 – $31 million) related to operating facilities, which represents the present value of the estimated future amount it expects to expend to remediate the sites. However, additional liabilities may be incurred as assessments occur and remediation efforts continue.
TCPL and its subsidiaries are subject to various legal proceedings, arbitrations and actions arising in the normal course of business. The amounts involved in such proceedings are not reasonably estimable as the final outcome of such legal proceedings cannot be predicted with certainty. It is the opinion of management that the ultimate resolution of such proceedings and actions, other than the Keystone XL legal proceeding described below, will not have a material impact on the Company's consolidated financial position or results of operations.
In June 2016, TCPL filed a Request for Arbitration in a dispute against the U.S. Government pursuant to the Convention on Settlement of Investment Disputes between States and Nationals of Other States, the Rules of Procedure for the Institution of Conciliation and Arbitration Proceedings and Chapter 11 of the North American Free Trade Agreement (NAFTA). The claim arises out of the November 6, 2015 denial of our application for a Presidential Permit to construct Keystone XL. TCPL has requested an award of damages arising from the U.S. Government’s breaches of its NAFTA obligations in an amount of more than US$15 billion together with applicable interest and the costs of arbitration. This arbitration is in a preliminary stage and the likelihood of success and resulting impact on the Company's financial position or results of operations is unknown at this time.
Guarantees
TCPL and its joint venture partner on Bruce Power, BPC Generation Infrastructure Trust, have each severally guaranteed a contingent financial obligation of Bruce Power related to a lease agreement. The Bruce Power guarantee has a term to 2018.
The Company and its partners in certain jointly owned entities, including Sur de Texas, have either (i) jointly and severally, (ii) jointly or (iii) severally guaranteed the financial performance of these entities. Such agreements include guarantees and letters of credit which are primarily related to delivery of natural gas, construction services including purchase agreements and the payment of liabilities. For certain of these entities, any payments made by TCPL under these guarantees in excess of its ownership interest are to be reimbursed by its partners.
The carrying value of these guarantees has been included in Other long-term liabilities. Information regarding the Company’s guarantees is as follows:

		2016		2015
year ended December 31	Term	Potential Exposure[1]	Carrying Value	Potential Exposure[1]	Carrying Value
(millions of Canadian $)

Sur de Texas	Ranging to 2040	805	53	—	—
Bruce Power	Ranging to 2018	88	1	88	2
Other jointly owned entities	Ranging to 2040	87	28	139	24
		980	82	227	26

1	TCPL's share of the potential estimated current or contingent exposure.